UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2025

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Cherry Street Winston-Salem, North Carolina		27101
(Address of principal executive offices)		(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On August 13, 2025, HanesBrands Inc. (the “Company”) and Gildan Activewear Inc. (“Gildan”) issued a joint press release announcing that the Company has entered into a definitive agreement to be acquired by Gildan. Pursuant to, and subject to the terms and conditions of, the definitive agreement, Gildan will acquire all of the outstanding shares of common stock of the Company in exchange for 0.102 common shares of Gildan and $0.80 in cash for each share of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information About the Transaction and Where to Find It

Gildan will file with the SEC a registration statement on Form F-4, which will include a proxy statement of the Company that also constitutes a prospectus of Gildan, and any other documents in connection with the transaction. The definitive proxy statement/prospectus will be sent to the shareholders of the Company. INVESTORS AND SHAREHOLDERS OF THE COMPANY AND GILDAN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AS APPLICABLE, AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, GILDAN, THE TRANSACTION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by Gildan and the Company with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the registration statement, proxy statement/prospectus and other documents which will be filed with the SEC by Gildan online at https://gildancorp.com/en/investors/, upon written request delivered to Gildan at 600 de Maisonneuve Boulevard West, 33rd Floor, Montréal, Québec, H3A 3J2, Attention: Secretary, or by calling Gildan at 1-514-735-2023, and will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the Company online at ir.hanesbrands.com or upon written request to the Company in care of the Corporate Secretary, at HanesBrands Inc., 101 N. Cherry Street, Winston-Salem, North Carolina 27101.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act of 1933, as amended) except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation of Proxies

This Current Report on Form 8-K is not a solicitation of proxies in connection with the transaction. However, under SEC rules, Gildan, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transaction. Information about Gildan’s directors and executive officers may be found in its 2024 Management Information Circular, dated March 18, 2025, as well as its 2024 Annual Report on Form 40-F filed with the SEC and applicable on February 19, 2025, available on its website at https://gildancorp.com/en/investors/ and at www.sedarplus.com and www.sec.gov. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on March 17, 2025 in connection with its 2025 annual meeting of stockholders, under the sections titled “Proposal 1 –Election of Directors,” “Compensation Discussion and Analysis –Executive Compensation,” “Corporate Governance –Director Compensation” and “Ownership of Our Stock –Share Ownership of Major Stockholders, Management and Directors.” To the extent the security holdings of the Company’s directors and executive officers have changed since the amounts described in the Company’s 2025 proxy statement, such changes have been reflected in Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K constitute “forward-looking statements” and forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities legislation and regulations (collectively, “FLI”). FLI is included in this Current Report on Form 8-K to provide Gildan and the Company shareholders and potential investors with information about Gildan and the Company, including each company’s management’s respective assessment of Gildan’s and the Company’s future plans and operations, which FLI may not be appropriate for other purposes and are subject to important risks, uncertainties, and assumptions. FLI generally can be identified by the use of conditional or forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “project,” “assume,” “anticipate,” “plan,” “foresee,” “believe,” “pro forma,” “outlook,” or “continue,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include, among others, statements regarding the expected closing of the transaction and the timing thereof; the anticipated benefits of the transaction including the expected run-rate synergies and the timing to realize such synergies; competitive position, market penetration, consumer reach, product offering, innovation and go-to-market capabilities of the combined business; operational plans for the combined business; Gildan’s three-year outlook (2026-2028) reflecting the impact and assuming completion of the proposed transaction, including in respect of net sales, capital expenditures, adjusted diluted EPS1 and net debt leverage ratio for such period; Gildan’s financial position (including its net debt leverage ratio) following closing of the acquisition; Gildan’s expectations in respect of its credit ratings, including that it expects to obtain investment grade ratings in connection with the transaction; the efficiencies to be achieved as a result of the transaction; future return of capital to shareholders, including as it relates to dividends and share buybacks; the expected sources of financing of the transaction and the consummation of the financing contemplated by the debt commitment letter and any permanent financing to replace all or a portion thereof; the refinancing of the Company’s existing debt; and the planned post-closing strategic alternatives review by Gildan in respect of the Company’s Australia business. Any statements contained in this Current Report on Form 8-K that are not statements of historical fact, including statements about Gildan’s beliefs and expectations, are forward-looking statements and should be evaluated as such. The combined and pro forma financial information included in this Current Report on Form 8-K does not reflect what the actual financial and operational results would necessarily have been had Gildan and the Company operated as a single combined company for the periods presented, and such information does not purport to project the combined company’s financial results or the results of operations for any future period.

We refer you to public filings made by Gildan and the Company with the SEC and, in the case of Gildan, with the applicable Canadian securities regulatory authorities, for a discussion of the various factors that may affect Gildan’s, the Company’s and/or the combined business’ future results. Material factors and assumptions that were applied in drawing a conclusion or making a forecast or projection are also set out throughout such documents and this Current Report on Form 8-K.

FLI is inherently uncertain, and the results or events expressed or implied in such FLI may differ materially from actual results or events. Material factors, which could cause actual results or events to differ materially from a conclusion, forecast, or projection in such FLI, include, but are not limited to, those discussed and identified in public filings made by Gildan and the Company with the SEC and, in the case of Gildan, with the applicable Canadian securities regulatory authorities and the following: the timing and completion of the transaction, including the timely receipt of any necessary regulatory, shareholder and stock exchange approvals to satisfy the closing conditions of the transaction; the realization of anticipated benefits and synergies of the transaction and the timing and quantum thereof; the success of integration plans and the time required to successfully integrate the combined business; the focus of management time and attention on the transaction and other potential disruptions arising from the transaction; potential undisclosed liabilities not identified during the due diligence process; accuracy of the combined and pro forma financial information of the combined business; and the ability of Gildan to obtain the financing contemplated by the debt commitment letter or permanent financing to replace all or a portion of such financing. In addition, the following risks apply to Gildan and are expected to apply to the combined business following closing of the transaction; changes in general economic, financial or geopolitical conditions globally or in one or more of the markets Gildan serves; Gildan’s ability to implement its growth strategies and plans, including its ability to bring projected capacity expansion online; the intensity of competitive activity and Gildan’s ability to compete effectively; Gildan’s reliance on a small number of significant customers, including our largest distributor; the fact that our customers do not commit to minimum quantity purchases; Gildan’s ability to anticipate, identify, or react to changes in consumer preferences and trends; Gildan’s ability to manage production and inventory levels effectively in relation to changes in customer demand; fluctuations and volatility in the prices of raw materials and energy-related inputs, from current levels, used to manufacture and transport our products; Gildan’s reliance on key suppliers and Gildan’s ability to maintain an uninterrupted supply of raw materials, intermediate materials, and finished goods; the impact of climate, political, social, and economic risks, natural disasters, epidemics, pandemics and endemics, in the countries in which Gildan operates or sell to, or from which Gildan sources production; disruption to manufacturing and distribution activities due to such factors as operational issues, disruptions in transportation logistic functions, labor disruptions, political or social instability, weather-related events, natural disasters, epidemics and pandemics, and other unforeseen adverse events; compliance with applicable trade, competition, taxation, environmental, health and safety, product liability, employment, patent and trademark, corporate and securities, licensing and permits, data privacy, bankruptcy, anti-corruption, and other laws and regulations in the jurisdictions in which Gildan operates; the imposition of trade remedies, compliance with or changes to duties and tariffs, international trade legislation, bilateral and multilateral trade agreements and trade preference programs that Gildan is currently relying on in conducting its manufacturing operations or the application of safeguards thereunder; the impact, including broader economic impacts, of the tariffs imposed by the U.S. Administration through a series of Executive Orders, and of any retaliation measures adopted by other governments, or the imposition of further restrictions or prohibitions on the export or import of goods between countries; elimination of government subsidies and credits that we currently benefit from, and the non-realization of anticipated new subsidies and credits; factors or circumstances that could increase Gildan’s effective income tax rate, including the outcome of any tax audits or changes to applicable tax laws or treaties; changes to and failure to comply with consumer product safety laws and regulations; changes in Gildan’s relationship with its employees or changes to domestic and foreign employment laws and regulations; Gildan’s reliance on key management and its ability to attract and/or retain key personnel; negative publicity as a result of actual, alleged, or perceived violations of human rights, labor and environmental laws or international labor standards, or unethical labor or other business practices by Gildan or one of its third-party contractors; Gildan’s ability to protect our intellectual property rights; operational problems with our information systems or those of Gildan’s service providers as a result of system failures, viruses, security and cybersecurity breaches, disasters, and disruptions due to system upgrades or the integration of systems; an actual or perceived breach of data security; rapid developments in artificial intelligence; changes in accounting policies and estimates; and exposure to risks arising from financial instruments, including credit risk on trade accounts receivables and other financial instruments, liquidity risk, foreign currency risk, and interest rate risk, as well as risks arising from commodity prices. These factors may cause Gildan’s and/or the Company’s, as applicable, actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such FLI.

There can be no assurance that the expectations represented by our FLI will prove to be correct. The purpose of the FLI is to provide the reader with a description of Gildan’s or the Company’s management’s expectations regarding Gildan’s or the Company’s future financial performance, as applicable, and may not be appropriate for other purposes. Furthermore, unless otherwise stated, the FLI contained in this Current Report on Form 8-K are made as of August 13, 2025, and we do not undertake any obligation to update publicly or to revise any of the included FLI, whether as a result of new information, future events, or otherwise unless required by applicable legislation or regulation. The FLI contained in this Current Report on Form 8-K are expressly qualified by this cautionary statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release of Gildan Activewear Inc. and HanesBrands Inc., dated August 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HanesBrands Inc.

Dated: August 13, 2025	By:	/s/ M. Scott Lewis
	Name:	M. Scott Lewis
	Title:	Chief Financial Officer and Chief Accounting Officer